VAN KAMPEN
                                PROSPECTUS PART I

             CALIFORNIA INSURED MUNICIPALS INCOME TRUST, SERIES 176

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   California Insured Municipals Income Trust, Series 176 (the "Trust") (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 306 (the "Fund")) consists of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from all Federal income taxes under existing law and exempt to the extent described herein from California state and local taxes when held by residents of California (the "Bonds"). The objective of the Trust is Federal and California tax-exempt income and conservation of capital through an investment in a diversified portfolio of tax-exempt bonds. The Units of the Trust are rated "AAA" by Standard & Poor's. The Trust is referred to herein as the "State Trust" or "Insured Trust."

   The Trust consists of 10 issues of Bonds. None of the Bonds are general obligations of the governmental entities issuing them or are backed by the taxing power thereof. All of the issues are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. These issues are divided by purpose of issues (and percentage of principal amount) as follows: General Purpose, 3 (27%); Water and Sewer, 2 (22%); Wholesale Electric, 1 (14%); Airport, 1 (13%); Transportation, 1 (12%); Certificate of Participation, 1 (11%) and Health Care, 1 (1%) . The dollar weighted average maturity of the Bonds is 27 years.

                                            Monthly                Semi-Annual
                                        -------------            ------------
Estimated Current Return:                     4.23%                    4.28%
Estimated Long Term Return:                   4.26%                    4.31%
CUSIP:                                     13033P-84-3              13033P-85-0

   Estimated Current Return shows the estimated cash to be received each year from the Bonds (net of estimated annual expenses) divided by the Public Offering Price (including the sales charge).

   Estimated Long-Term Return shows the estimated return over the estimated life of the Trust. This is based on an average of the yields to maturity (or an earlier call date) of the Bonds adjusted to reflect the sales charge and estimated expenses. The average yield for the portfolio is derived by weighting each Bond's yield by its value and the time remaining to the call or maturity date, depending on how the Bond is priced. Unlike Estimated Current Return, Estimated Long-Term Return accounts for maturities, discounts and premiums of the Bonds.

   No return calculation can predict your actual return because returns vary with purchase price, sales charges, the length of the time Units are held and changes in portfolio composition, interest income and expenses. The estimated returns are designed to show a comparison rather than a prediction of returns. A yield calculation, which is more comparable to a calculation of an individual bond, may be higher or lower than these estimated returns which are more comparable to return calculations of other investment products.

                                 OCTOBER 5, 1998

     THIS PROSPECTUS PART I MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY PART
II. BOTH PARTS OF THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION

Initial Date of Deposit:                                         October 5, 1998
Principal Amount of Bonds:                                       $     2,015,000
Principal Amount of Bonds per Unit (1):                          $        998.51
Number of Units:                                                           2,018
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PUBLIC OFFERING PRICE
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Aggregate Offering Price of Bonds                                    $ 1,919,130
Aggregate Offering Price of Bonds per Unit                           $    951.01
  Plus Sales Charge per Unit                                         $     48.99
Public Offering Price per Unit (2)                                   $  1,000.00
Redemption Price per Unit                                            $    943.71
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ESTIMATED ANNUAL INCOME PER UNIT
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                                                                        Semi-
                                                          Monthly      Annual
                                                        -----------  -----------
Estimated Interest Income                               $     44.43  $     44.43
  Less Estimated Expenses (4)                           $      2.13  $      1.63
  Less Estimated Insurance Expenses                     $        --  $        --
Estimated Net Interest Income                           $     42.30  $     42.80
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ESTIMATED DISTRIBUTIONS
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                                                                     Semi-
                                                Monthly             Annual
                                           -----------------   -----------------
Initial Distribution                       $         3.75 on   $        10.93 on
                                           November 25, 1998    January 25, 1999
Normal Distribution (3)                    $            3.52   $           21.40
Record Dates                                     10th day of      January 10 and
                                                  each month             July 10
Distribution Dates                               25th day of      January 25 and
                                                  each month             July 25
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EXPENSES
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                                                                        Semi-
                                                          Monthly      Annual
                                                        -----------  -----------
Sales Charge (% of Public Offering Price)                     4.90%        4.90%
Estimated Annual Expenses per Unit
  Trustee's Fee (5) (6)                                 $      0.91  $      0.51
  Evaluator's Supervisory Fee                           $      0.25  $      0.25
  Evaluator's Evaluation Fee (5)                        $      0.30  $      0.30
  Other Operating Expenses                              $      0.89  $      0.79
                                                        -----------  -----------
Total Annual Expenses per Unit                          $      2.35  $      1.85
                                                        ===========  ===========

(1) Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will be called or mature in accordance with their terms (including the call or sale of zero coupon bonds at prices less than par value), there is no guarantee that the value of each Unit at Trust termination will be equal to the Principal Amount of Bonds per Unit.

(2) After the First Settlement Date (October 8, 1998), Unitholders will pay accrued interest from such date to the settlement date less distributions from the Interest Account after the First Settlement Date.

(3) This is based on estimated cash flows per Unit which will vary with changes in expenses, interest rates and maturity, call, exchange or sale of the Bonds. Estimated cash flows are set forth in the Information Supplement or are available upon request.

(4) Excludes insurance expenses.

(5) This fee is assessed per $1,000 principal amount of Bonds. Other fees are assessed per Unit.

(6) During the first year the Trustee will reduce its fee by approximately $.22 per Unit (which is the estimated interest to be earned prior to the expected delivery dates for the "when, as and if issued" Bonds). Should the interest exceed this amount, the Trustee will reduce its fee up to its annual fee. After the first year, the Trustee's fee will be the amount indicated above. Estimated interest income will increase to $44.65. Estimated General Expenses will increase to $2.35 and $1.85 under the monthly and semi-annual distribution plans, respectively. Estimated Net Interest Income will remain as shown.

PORTFOLIO
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                                                                                                        OFFERING
                                                                                                        PRICE TO
                                                                                                        CALIFORNIA
AGGREGATE        NAME OF ISSUER, TITLE, INTEREST RATE AND                              REDEMPTION       IM-IT
PRINCIPAL        MATURITY DATE OF BONDS(1)(2)                               RATING(3)  FEATURE(4)       TRUST (2)
-------------    ---------------------------------------------------------  ---------  --------------   -------------
$     250,000    Airport Commission, City and County of San Francisco,
                   California, San Francisco International Airport, Second
                   Series Revenue Bonds, Issue 20 Refunding Bonds (MBIA
                   Insured)                                                            2008 @ 101
                   #4.50% Due 05/01/2023##                                     AAA     2020 @ 100 S.F.  $   241,898
      250,000    San Francisco, California, Bay Area Rapid Transportation
                   District, Sales Tax Revenue Bonds (AMBAC Assurance Insured)         2008 @ 101
                   #4.75% Due 07/01/2023                                       AAA     2019 @ 100 S.F.      249,078
      300,000    Sonoma County, California, Water and Wastewater Financing
                   Authority, Revenue Bonds (FSA Insured)                              2008 @ 101
                   #4.75% Due 08/01/2023                                       AAA     2019 @ 100 S.F.      298,458
      200,000    West Sacramento, California, Redevelopment Agency (West
                   Sacramento Redevelopment Project) Tax Allocation Revenue
                   Bonds (MBIA Insured)
                   #4.75% Due 09/01/2023                                       AAA     2008 @ 102           198,972
      225,000    Monterey County, California, Natividad Medical Center
                   Improvement, Certificates of Participation Bonds, Series E
                   (MBIA Insured)                                                      2008 @ 100
                   #4.75% Due 08/01/2025                                       AAA     2024 @ 100 S.F.      223,420
      250,000    Fontana, California, Redevelopment Agency (Southwest
                   Industrial Park Project) Tax Allocation Revenue Refunding
                   Bonds (MBIA Insured)                                                2007 @ 102
                   #4.75% Due 09/01/2026                                       AAA     2023 @ 100 S.F.      248,190
       10,000    San Mateo County, California, Joint Powers Authority, Lease
                   Revenue Bonds (FSA Insured)
                   #0.00% Due 09/01/2026                                       AAA                            2,606
       95,000    Yorba Linda, California, Redevelopment Agency, Tax Allocation
                   Revenue Capital Appreciation Bonds (MBIA Insured)
                   #0.00% Due 09/01/2026                                       AAA                           24,757
      285,000    Fresno, California, Joint Powers Financing Authority, Lease
                   Revenue Bonds (AMBAC Assurance Insured)                             2008 @ 102
                   #4.75% Due 09/01/2028                                       AAA     2019 @ 100 S.F.      283,290
      150,000    East Bay, California, Municipal Utility District, Water System
                   Revenue Bonds (MBIA Insured)                                        2008 @ 101
                   #4.75% Due 06/01/2034                                       AAA     2029 @ 100 S.F.      148,461
---------------                                                                                         ------------
$   2,015,000                                                                                           $ 1,919,130
===============                                                                                         ============

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All of the Bonds are insured either by one of the Preinsured Bond Insurers as indicated in the Bond name or by a Portfolio Insurer under a portfolio insurance policy. See "Insurance on the Bonds in the Insured Trusts" in Prospectus Part II.

For an explanation of the footnotes used on this page, see "Notes to Portfolio".

NOTES TO PORTFOLIO

(1) The Bonds are represented by "regular way" or "when issued" contracts for the performance of which an irrevocable letter of credit, obtained from an affiliate of the Trustee, has been deposited with the Trustee. Contracts to acquire the Bonds were entered into during the period from October 1, 1998 to October 2, 1998.

(2) Other information regarding the Bonds is as follows:

                        COST TO           PROFIT (LOSS)
                        SPONSOR            TO SPONSOR
                    ---------------      ---------------
                      $ 1,902,488            $ 16,642
-----------

    The breakdown of the Preinsured Bond Insurers is as follows: AMBAC Assurance 27%, MBIA 58% and FSA 15%.

    The Sponsor may have entered into contracts which hedge interest rate fluctuations on certain Bonds. The cost of any such contracts and the corresponding gain or loss is included in the Cost to Sponsor. Bonds marked by "##" following the maturity date have been purchased on a "when, as and if issued" or "delayed delivery" basis. Interest on these Bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. Delivery is expected to take place at various dates after the First Settlement Date. "#" prior to the coupon rate indicates that the Bond was issued at an original issue discount. See "The Trusts--Risk Factors" in Prospectus Part II. The tax effect of Bonds issued at an original issue discount is described in "Federal Tax Status" in Prospectus Part II.

(3) All ratings are by Standard & Poor's unless otherwise indicated. "*" indicates that the rating of the Bond is by Moody's. "o" indicates that the rating is contingent upon receipt by the rating agency of a policy of insurance obtained by the issuer of the bonds. "N/R" indicates that the rating service did not provide a rating for that Bond. For a brief description of the ratings see "Description of Ratings" in the Information Supplement.

(4) This is the year in which each Bond is initially or currently callable and the call price for that year. Each Bond continues to be callable at declining prices thereafter (but not below par value) except for original issue discount bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Certain Bonds may be subject to redemption without premium prior to the date shown pursuant to extraordinary optional or mandatory redemptions if certain events occur. See "The Trusts--Risk Factors" in Prospectus Part II.

   CALIFORNIA RISK FACTORS. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State faces a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation. The California economy continues to show weakness in manufacturing, particularly aerospace as well as in the telephone, communications and public utility industries. California's population increase has resulted in traffic congestion, school overcrowding and high housing costs which have caused an increase demand for government services and which may impede future economic growth.

   The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On December 7, 1994, Orange County, California, together with its pooled investment fund (the "Pooled Fund") filed for protection under Chapter 9 of the federal Bankruptcy Code. Many governmental entities kept moneys in the Pooled Fund.

   All outstanding general obligation bonds of the State are rated "A+" by Standard and Poor's and "A1" by Moody's.

   Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information" appearing in Prospectus Part II.

   TAX STATUS. The Internal Revenue Service Restructuring and Reform Act of 1998 provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the Unit. The legislation is generally effective retroactively for amounts properly taken into account on or after January 1, 1998. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. For a discussion of the Federal tax status of income earned on California IM-IT Trust Units, see "Federal Tax Status" in Prospectus Part II.

   We have examined the income tax laws of the State of California to determine its applicability to the California IM-IT Trust and to the holders of Units in the California IM-IT Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the California IM-IT Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds") (collectively, the "Bonds"). For purposes of the following opinions, it is assumed that each asset of the California IM-IT Trust is debt, the interest on which is excluded from gross income for federal income tax purposes.

   Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the California IM-IT Trust. However, although Chapman and Cutler expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for federal income tax purposes; and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). This opinion does not address the taxation of persons other than full time residents of California. We have assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the California IM-IT Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, and upon an investigation of such matters of law as we considered to be applicable, we are of the opinion that, under existing provisions of the law of the State of California as of the date hereof:

   1. The California IM-IT Trust is not an association taxable as a corporation for purposes of the California Bank and Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the California IM-IT Trust, and the income of such portion of the California IM-IT Trust will be treated as the income of the California Unitholders under the California Personal Income Tax.

   2. Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the California IM-IT Trust and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the California IM-IT Trust and distributed to a California Unitholder.

   3. Each California Unitholder of the California IM-IT Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the California IM-IT Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

   4. Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the California IM-IT Trust is not deductible for purposes of the California Personal Income Tax.

   This opinion relates only to California Unitholders subject to the California Personal Income Tax. No opinion is expressed with respect to the taxation of California Unitholders subject to the California Bank and Corporation Tax Law and such California Unitholders are advised to consult their own tax advisors. Please note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Bank and Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. We have not examined any of the Bonds to be deposited and held in the California IM-IT Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and we express no opinion with respect to taxation under any other provisions of the California law. Ownership of the Units may result in collateral California tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

     THE SPONSOR. Van Kampen Funds Inc. (formerly Van Kampen American Capital Distributors, Inc.) is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Van Kampen Investments Inc. (formerly VK/AC Holding, Inc.). Van Kampen Investments Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. (formerly Morgan Stanley, Dean Witter, Discover & Co.). American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp. (formerly Van Kampen American Capital Investment Advisory Corp.) is the Evaluator of the Trust and is an affiliate of the Sponsor.

   UNDERWRITING. The Underwriters named below have purchased Units in the following amounts from the Sponsor. For additional information regarding the Underwriters, including information relating to compensation and benefits received by the Underwriters, see "Public Offering--Sponsor and Underwriter Compensation" in Prospectus Part II.

    NAME                                      ADDRESS                                                         UNITS
                                                                                                              -----
  Van Kampen Funds Inc.                       One Parkview Plaza, Oakbrook Terrace, Illinois 60181            1,318
  Morgan Stanley Dean Witter & Co.            2 World Trade Center, 59th Floor, New York, New York 10048        300
  Gruntal & Company, L.L.C.                   14 Wall Street, New York, New York 10005                          100
  CIBC Oppenheimer                            World Financial Center, 8th Floor, New York, New York 10281       100
  M.L. Stem & Company, Inc.                   8350 Wilshire Boulevard, Beverly Hills, California 90211          100
  Prudential Securities Inc.                  1 New York Plaza, 14th Floor, New York, New York 10292-2014       100
                                                                                                              -----
                                                                                                              2,018
                                                                                                              =====

   LETTER OF INTENT. A purchaser desiring to purchase during a 13 month period $500,000 or more of any combination of series of Van Kampen unit investment trusts may qualify for a reduced sales charge by signing a nonbinding Letter of Intent with any single broker-dealer. After signing a Letter of Intent, at the date total purchases, less redemptions, of units of any combination of series of Van Kampen unit investment trusts by a purchaser (including units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age) exceed $500,000, the selling broker-dealer, bank or other will credit the unitholder with cash as a retroactive reduction of the sales charge on such units equal to the amount which would have been paid for the total aggregated sale amount. If a purchaser does not complete the required purchases under the Letter of Intent within the 13 month period, no such retroactive sales charge reduction shall be made.

                     REPORT OF CERTIFIED PUBLIC ACCOUNTANTS

     To the Board of Directors of Van Kampen Funds Inc. and the Unitholders of California Insured Municipals Income Trust, Series 176 (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series
306):

     We have audited the accompanying statement of condition and the portfolio of California Insured Municipals Income Trust, Series 176 (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series
306) as of October 5, 1998. The statement of condition and portfolio are the responsibility of the Sponsor. Our responsibility is to express an opinion on such financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of an irrevocable letter of credit deposited to purchase tax-exempt bonds by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of California Insured Municipals Income Trust, Series 176 (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 306) as of October 5, 1998, in conformity with generally accepted accounting principles.

   Chicago, Illinois                                        GRANT THORNTON LLP
   October 5, 1998

                             STATEMENT OF CONDITION
                              AS OF OCTOBER 5, 1998

      INVESTMENT IN BONDS

Contracts to purchase Bonds (1)(2)                         $           1,919,130
Accrued interest to the First Settlement Date (1)(2)                      16,992
                                                            --------------------
      Total                                                $           1,936,122
                                                            ====================
      LIABILITY AND INTEREST OF UNITHOLDERS
Liability--
      Accrued interest payable to Sponsor (1)(2)           $              16,992
Interest of Unitholders--
      Cost to investors                                                2,018,000
      Less: Gross underwriting commission                                 98,870
                                                           --------------------
      Net interest to Unitholders (1)(2)                               1,919,130
                                                            --------------------
      Total                                                $           1,936,122
                                                            ====================

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(1) The value of the Bonds is determined by Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price" in Prospectus Part
    II. The contracts to purchase Bonds are collateralized by an irrevocable letter of credit in an amount sufficient to satisfy such contracts.

(2) The Trustee will advance the amount of the net interest accrued to the First Settlement Date to the Trust for distribution to the Sponsor as the Unitholder of record as of such date.

                                PROSPECTUS PART I

                                 OCTOBER 5, 1998

    INSURED MUNICIPALS INCOME TRUST AND INVESTORS' QUALITY TAX-EXEMPT TRUST,
                                MULTI-SERIES 306

             CALIFORNIA INSURED MUNICIPALS INCOME TRUST, SERIES 176

                              VAN KAMPEN FUNDS INC.

                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

                             2800 Post Oak Boulevard
                              Houston, Texas 77056

     THIS PROSPECTUS PART I MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY PART
II. BOTH PARTS OF THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

                                   VAN KAMPEN
                                PROSPECTUS PART I

             VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST, SERIES 82

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   Virginia Investors' Quality Tax-Exempt Trust, Series 82 (the "Trust") (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 306 (the "Fund")) consists of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from all Federal income taxes under existing law and exempt to the extent described herein from Virginia state and local taxes when held by residents of Virginia (the "Bonds"). The objective of the Trust is Federal and Virginia tax-exempt income and conservation of capital through an investment in a diversified portfolio of tax-exempt bonds. The Trust is referred to herein as the "State Trust" or "Quality Trust."

   The Trust consists of 8 issues of Bonds. One of the Bonds is a general obligation of the governmental entity issuing it and is backed by the taxing power thereof. The remaining issues are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. These issues are divided by purpose of issues (and percentage of principal amount) as follows: Water and Sewer, 3 (40%); Retail Electric/Gas/Telephone, 2 (28%); Health Care, 1 (15%); Public Building, 1 (12%) and General Obligation, 1 (5%). The dollar weighted average maturity of the Bonds is 27 years.

                                             Monthly             Semi-Annual
                                       ------------------    ------------------
Estimated Current Return:                     4.28%                  4.32%
Estimated Long Term Return:                   4.27%                  4.31%
CUSIP:                                     927837-12-0            927837-13-8

   Estimated Current Return shows the estimated cash to be received each year from the Bonds (net of estimated annual expenses) divided by the Public Offering Price (including the sales charge).

   Estimated Long-Term Return shows the estimated return over the estimed life of the Trust. This is based on an average of the yields to maturity (or an earlier call date) of the Bonds adjusted to reflect the sales charge and estimated expenses. The average yield for the portfolio is derived by weighting each Bond's yield by its value and the time remaining to the call or maturity date, depending on how the Bond is priced. Unlike Estimated Current Return, Estimated Long-Term Return accounts for maturities, discounts and premiums of the Bonds.

   No return calculation can predict your actual return because returns vary with purchase price, sales charges, the length of time Units are held and changes in portfolio composition, interest income and expenses. The estimated returns are designed to show a comparison rather than a prediction of returns. A yield calculation, which is more comparable to a calculation on an individual bond, may be higher or lower than these estimated returns which are more comparable to return calculations of other investment products.

                                 OCTOBER 5, 1998

     THIS PROSPECTUS PART I MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY PART
II. BOTH PARTS OF THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION

Initial Date of Deposit:                                         October 5, 1998
Principal Amount of Bonds:                                       $     1,990,000
Principal Amount of Bonds per Unit (1):                          $        970.73
Number of Units:                                                           2,050
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PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------
Aggregate Offering Price of Bonds                                    $ 1,949,559
Aggregate Offering Price of Bonds per Unit                           $    951.00
  Plus Sales Charge per Unit                                         $     49.00
Public Offering Price per Unit (2)                                   $  1,000.00
Redemption Price per Unit                                            $    943.91
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ESTIMATED ANNUAL INCOME PER UNIT
--------------------------------------------------------------------------------
                                                                       Semi-
                                                          Monthly      Annual
                                                        -----------  -----------
Estimated Interest Income                               $     44.82  $     44.82
  Less Estimated Expenses                               $      2.02  $      1.58
Estimated Net Interest Income                           $     42.80  $     43.24
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ESTIMATED DISTRIBUTIONS
--------------------------------------------------------------------------------
                                                                  Semi-
                                              Monthly             Annual
                                         ----------------- ---------------------
Initial Distribution                     $         3.80 on $             3.84 on
                                         November 25, 1998     November 25, 1998
Normal Distribution (3)                  $            3.56 $               21.62
Record Dates                                   10th day of       November 10 and
                                                each month                May 10
Distribution Dates                             25th day of       November 25 and
                                                each month                May 25
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EXPENSES
--------------------------------------------------------------------------------
                                                                       Semi-
                                                          Monthly      Annual
                                                        -----------  -----------
Sales Charge (% of Public Offering Price)                     4.90%        4.90%
Estimated Annual Expenses per Unit
  Trustee's Fee (4) (5)                                 $      0.91  $      0.51
  Evaluator's Supervisory Fee                           $      0.25  $      0.25
  Evaluator's Evaluation Fee (4)                        $      0.30  $      0.30
  Other Operating Expenses                              $      0.80  $      0.76
                                                        -----------  -----------
Total Annual Expenses per Unit                          $      2.26  $      1.82
                                                        ===========  ===========

(1) Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will be called or mature in accordance with their terms (including the call or sale of zero coupon bonds at prices less than par value), there is no guarantee that the value of each Unit at Trust termination will be equal to the Principal Amount of Bonds per Unit.

(2) After the First Settlement Date (October 8, 1998), Unitholders will pay accrued interest from such date to the settlement date less distributions from the Interest Account after the First Settlement Date.

(3) This is based on estimated cash flows per Unit which will vary with changes in expenses, interest rates and maturity, call, exchange or sale of the Bonds. Estimated cash flows are set forth in the Information Supplement or are available upon request.

(4) This fee is assessed per $1,000 principal amount of Bonds. Other fees are assessed per Unit.

(5) During the first year the Trustee will reduce its fee by approximately $.24 per Unit (which is the estimated interest to be earned prior to the expected delivery dates for the "when, as and if issued" Bonds). Should the interest exceed this amount, the Trustee will reduce its fee up to its annual fee. After the first year, the Trustee's fee will be the amount indicated above. Estimated interest income will increase to $45.06. Estimated General Expenses will increase to $2.26 and $1.82 under the monthly and semi-annual distribution plans, respectively. Estimated Net Interest Income will remain as shown.

PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                                                                                                          OFFERING
                                                                                                          PRICE TO
                                                                          RATING(3)                       VIRGINIA
---------------------------------------------------------------------------------------------------------------------
AGGREGATE    NAME OF ISSUER, TITLE, INTEREST RATE AND                     STANDARD       REDEMPTION       QUALITY
PRINCIPAL    MATURITY DATE OF BONDS (1)(2)                            & POORS   MOODY'S  FEATURE(4)       TRUST(2)
-----------  ------------------------------------------------------   -------   -------  --------------  ------------
$   100,000   Puerto Rico Commonwealth, Capital Appreciation Refunding
                General Obligation Bonds (MBIA Insured)
                #0.00% Due 07/01/2016.............................      AAA      Aaa                      $   44,402
    300,000   Puerto Rico, Electric Power Authority, Power Revenue
                Refunding Bonds, Series GG (FSA Insured)                                 2009 @ 101.50
                #4.75% Due 07/01/2021.............................      AAA      Aaa     2019 @ 100 S.F.     301,065
    250,000   Russell County, Virginia, Industrial Development Authority,
                Appalachian Power Company Project, Revenue Bonds,
                Series H (MBIA Insured)
                5.00% Due 11/01/2021##............................      AAA      Aaa     2008 @ 101          252,965
    300,000   Fairfax County, Virginia, Industrial Development Authority,
                Revenue Refunding Health Care Bonds (Inova Health)
                Series A                                                                 2008 @ 101
                #5.00% Due 08/15/2025.............................      AA       Aa2     2019 @ 100 S.F.     305,175
    250,000   Fairfax County, Virginia, Water Authority, Water Revenue
                Refunding Bonds                                                          2007 @ 102
                #5.00% Due 04/01/2029.............................      AA       Aa2     2022 @ 100 S.F.     254,785
    300,000   Prince William County, Virginia, Service Authority, Water
                and Sewer Revenue Refunding Bonds (FGIC Insured)                         2008 @ 101
                #4.75% Due 07/01/2029.............................      AAA      Aaa     2023 @ 100 S.F.     298,896
    250,000   Upper Occoquan Sewage Authority, Virginia, Regional
                Sewerage System Revenue Bonds, Series 1995A
                (MBIA Insured)                                                           2006 @ 100
                #4.75% Due 07/01/2029.............................      AAA      Aaa     2026 @ 100 S.F.     248,443
    240,000   Rappahannock, Virginia, Regional Jail Authority (Regional
                Jail Facility) Revenue Bonds (MBIA Insured)                              2008 @ 102
                #5.00% Due 12/01/2030.............................      AAA      Aaa     2026 @ 100 S.F.     243,828
------------                                                                                              ----------
$ 1,990,000                                                                                               $ 1,949,559
============                                                                                              ==========

For an explanation of the footnotes used on this page, see "Notes to Portfolio".

NOTES TO PORTFOLIO

(1) The Bonds are represented by "regular way" or "when issued" contracts for the performance of which an irrevocable letter of credit, obtained from an affiliate of the Trustee, has been deposited with the Trustee. Contracts to acquire the Bonds were entered into during the period from September 29, 1998 to October 2, 1998.

(2) Other information regarding the Bonds is as follows:

                     COST TO           PROFIT (LOSS)
                     SPONSOR            TO SPONSOR
                 ---------------      ---------------
                   $ 1,925,688            $ 23,871
-----------

    The Sponsor may have entered into contracts which hedge interest rate fluctuations on certain Bonds. The cost of any such contracts and the corresponding gain or loss is included in the Cost to Sponsor. Bonds marked by "##" following the maturity date have been purchased on a "when, as and if issued" or "delayed delivery" basis. Interest on these Bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. Delivery is expected to take place at various dates after the First Settlement Date. "#" prior to the coupon rate indicates that the Bond was issued at an original issue discount. See "The Trusts--Risk Factors" in Prospectus Part II. The tax effect of Bonds issued at an original issue discount is described in "Federal Tax Status" in Prospectus Part II.

(3) All ratings are by Standard & Poor's unless otherwise indicated. "*" indicates that the rating of the Bond is by Moody's. "o" indicates that the rating is contingent upon receipt by the rating agency of a policy of insurance obtained by the issuer of the bonds. "N/R" indicates that the rating service did not provide a rating for that Bond. For a brief description of the ratings see "Description of Ratings" in the Information Supplement.

(4) This is the year in which each Bond is initially or currently callable and the call price for that year. Each Bond continues to be callable at declining prices thereafter (but not below par value) except for original issue discount bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Certain Bonds may be subject to redemption without premium prior to the date shown pursuant to extraordinary optional or mandatory redemptions if certain events occur. See "The Trusts--Risk Factors" in Prospectus Part II.

   VIRGINIA RISK FACTORS. The financial condition of the Commonwealth of Virginia is affected by various national, economic, social and environmental policies and conditions. The Virginia Constitution requires a balanced biennial budget and contains limits on the amount of general obligation bonds which the Commonwealth can issue. Additionally, Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

      The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by the cutbacks in federal government spending, particularly defense, and the reduction of jobs in the mining industry.

      The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

      The Commonwealth of Virginia currently maintains a "triple A" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.).

      Further information concerning Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information" appearing in Prospectus Part II.

   TAX STATUS. The Internal Revenue Service Restructuring and Reform Act of 1998 provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the Unit. The legislation is generally effective retroactively for amounts properly taken into account on or after January 1, 1998. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. For a discussion of the Federal tax status of income earned on Virginia Quality Trust Units, see "Federal Tax Status" in Part II of this Prospectus.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia or counties, municipalities, authorities or political subdivisions thereof (the "Virginia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Virginia Bonds, the "Bonds").

   Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Virginia that is applicable to individuals and corporations (the "Virginia Income Tax") and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local taxation. The opinion set forth below does not address the taxation of persons other than full time residents of Virginia.

   In the opinion of Chapman and Cutler, special counsel to the Fund for Virginia tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

                  (1) The Virginia Quality Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Quality Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.

                  (2) Interest on the Virginia Bonds which is exempt from
            Virginia Income Tax when received by the Virginia Quality Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

                  (3) Interest on the Possession Bonds which is excludible from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Virginia income taxation and therefore will not be includible in the income of the Unitholder for Virginia income tax purposes when distributed by the Trust and received by the Unitholders.

                  (4) The Virginia legislature has enacted a law, effective July
            1, 1997, that would exempt from the Virginia Income Tax income derived on the sale or exchange of obligations of the Commonwealth of Virginia or any political subdivision or instrumentality of the Commonwealth of Virginia. However, Virginia law does not address whether this exclusion would apply to gains recognized through entities such as the Virginia Quality Trust. Accordingly, we express no opinion as to the treatment for Virginia Income Tax purposes of any gain or loss recognized by a Unitholder for federal income tax purposes.

                  (5) The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Virginia Quality Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.

   In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Bonds held by the Virginia Quality Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors. Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of Virginia law. Ownership of the Units may result in collateral Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors to the applicability of any such collateral consequences.

     THE SPONSOR. Van Kampen Funds Inc. (formerly Van Kampen American Capital Distributors, Inc.) is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Van Kampen Investments Inc. (formerly VK/AC Holding, Inc.). Van Kampen Investments Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. (formerly Morgan Stanley, Dean Witter, Discover & Co.). American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp. (formerly Van Kampen American Capital Investment Advisory Corp.) is the Evaluator of the Trust and is an affiliate of the Sponsor.

   UNDERWRITING. The Underwriters named below have purchased Units in the following amounts from the Sponsor. For additional information regarding the Underwriters, including information relating to compensation and benefits received by the Underwriters, see "Public Offering--Sponsor and Underwriter Compensation" in Prospectus Part II.

    NAME                                      ADDRESS                                                         UNITS
                                                                                                              -----
  Van Kampen Funds Inc.                       One Parkview Plaza, Oakbrook Terrace, Illinois 60181            1,450
  Morgan Stanley Dean Witter & Co.            2 World Trade Center, 59th Floor, New York, New York 10048        300
  Gruntal & Company, L.L.C.                   14 Wall Street, New York, New York 10005                          100
  Prudential Securities Inc.                  1 New York Plaza, 14th Floor, New York, New York 10292-2014       100
  Wheat First Union                           River Front Plaza, 901 East Byrd Street, Richmond, Virginia 23219 100
                                                                                                              -----
                                                                                                              2,050
                                                                                                              =====

   LETTER OF INTENT. A purchaser desiring to purchase during a 13 month period $500,000 or more of any combination of series of Van Kampen unit investment trusts may qualify for a reduced sales charge by signing a nonbinding Letter of Intent with any single broker-dealer. After signing a Letter of Intent, at the date total purchases, less redemptions, of units of any combination of series of Van Kampen unit investment trusts by a purchaser (including units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age) exceed $500,000, the selling broker-dealer, bank or other will credit the unitholder with cash as a retroactive reduction of the sales charge on such units equal to the amount which would have been paid for the total aggregated sale amount. If a purchaser does not complete the required purchases under the Letter of Intent within the 13 month period, no such retroactive sales charge reduction shall be made.

                     REPORT OF CERTIFIED PUBLIC ACCOUNTANTS

     To the Board of Directors of Van Kampen Funds Inc. and the Unitholders of Virginia Investors' Quality Tax-Exempt Trust, Series 82 (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series
306):

     We have audited the accompanying statement of condition and the portfolio of Virginia Investors' Quality Tax-Exempt Trust, Series 82 (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series
306) as of October 5, 1998. The statement of condition and portfolio are the responsibility of the Sponsor. Our responsibility is to express an opinion on such financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of an irrevocable letter of credit deposited to purchase tax-exempt bonds by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Virginia Investors' Quality Tax-Exempt Trust, Series 82 (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 306) as of October 5, 1998, in conformity with generally accepted accounting principles.

   Chicago, Illinois                                        GRANT THORNTON LLP
   October 5, 1998

                             STATEMENT OF CONDITION
                              AS OF OCTOBER 5, 1998

      INVESTMENT IN BONDS

Contracts to purchase Bonds (1)(2)                         $           1,949,559
Accrued interest to the First Settlement Date (1)(2)                      14,965
                                                            --------------------
      Total                                                 $          1,964,524
                                                            ====================
      LIABILITY AND INTEREST OF UNITHOLDERS
Liability--
      Accrued interest payable to Sponsor (1)(2)            $             14,965
Interest of Unitholders--
      Cost to investors                                                2,050,000
      Less: Gross underwriting commission                                100,441
                                                            --------------------
      Net interest to Unitholders (1)(2)                               1,949,559
                                                            --------------------
      Total                                                 $          1,964,524
                                                            ====================

--------------------------------------------------------------------------------
(1) The value of the Bonds is determined by Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price" in Prospectus Part
    II. The contracts to purchase Bonds are collateralized by an irrevocable letter of credit in an amount sufficient to satisfy such contracts.

(2) The Trustee will advance the amount of the net interest accrued to the First Settlement Date to the Trust for distribution to the Sponsor as the Unitholder of record as of such date.

                                PROSPECTUS PART I

                                 OCTOBER 5, 1998

    INSURED MUNICIPALS INCOME TRUST AND INVESTORS' QUALITY TAX-EXEMPT TRUST,
                                MULTI-SERIES 306

             VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST, SERIES 82

                              VAN KAMPEN FUNDS INC.

                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

                             2800 Post Oak Boulevard
                              Houston, Texas 77056

     THIS PROSPECTUS PART I MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY PART
II. BOTH PARTS OF THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

February 1998

                           VAN KAMPEN AMERICAN CAPITAL
                               PROSPECTUS PART II

INSURED MUNICIPALS INCOME TRUST, INSURED MULTI-SERIES AND
INSURED MUNICIPALS INCOME TRUST AND INVESTORS' QUALITY TAX-EXEMPT TRUST,
  MULTI-SERIES
--------------------------------------------------------------------------------

   THE FUND. The objectives of the Fund are Federal and, in the case of a State Trust, state tax-exempt income and conservation of capital through an investment in a diversified portfolio of tax-exempt bonds. The Fund consists of the underlying separate unit investment trusts set forth in Prospectus Part I. The Bonds are interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities, the interest on which is exempt from all Federal income taxes under existing law in the opinion of bond counsel to the issuer. In addition, the interest income of each State Trust is, in the opinion of bond counsel to the issuer, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of the Bonds are located. Except in specific instances as noted in Prospectus Part I, the information contained in this Prospectus Part II shall apply to each Trust in its entirety.

   "AAA" RATING FOR THE INSURED TRUSTS. Insurance guaranteeing the payments of principal and interest, when due, on the Bonds in each Insured Trust has been obtained from a municipal bond insurance company. See "Insurance on the Bonds in the Insured Trusts". Insurance relates only to the Bonds and not to the Units or to the market value thereof. As a result of such insurance, the Units of each Insured Trust have received a rating of "AAA" by Standard & Poor's, A Division of the McGraw-Hill Companies ("Standard & Poor's"). Units of the Trusts are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, any government agency and are subject to investment risk, including possible loss of the principal amount invested.

   PUBLIC OFFERING PRICE. The Public Offering Price of Units during the initial offering period includes the aggregate offering price of the Bonds, the applicable sales charge, cash, if any, in the Principal Account of the Trust, and accrued interest, if any. Sales charges for the Trusts are set forth under "Public Offering--General." During the initial offering period, the sales charge is reduced for sales involving at least 100 Units.

   ESTIMATED CURRENT AND LONG-TERM RETURNS. The Estimated Current Returns and Estimated Long-Term Returns to Unitholders are described on the cover of Prospectus Part I. See "Estimated Current and Long-Term Returns."

   DISTRIBUTION OPTIONS. Unitholders may elect to receive distributions on a monthly or semi-annual basis. See "Rights of Unitholders--Distributions of Interest and Principal". Those indicating no choice will be deemed to have chosen the monthly distribution plan.

   MARKET FOR UNITS. Although not obligated to do so, the Sponsor intends to, and certain of the other Underwriters may, maintain a secondary market for the Units. If a secondary market is not available, a Unitholder will always be able to redeem his Units through the Trustee on any business day. See "Rights of Unitholders--Redemption of Units" and "Public Offering--Market for Units".

   REINVESTMENT OPTION. Unitholders may reinvest their distributions into Van Kampen American Capital or Morgan Stanley mutual funds. See "Rights of Unitholders--Reinvestment Option". Unitholders may also have the option of exchanging their investment for units of other Van Kampen American Capital unit investment trusts at a reduced sales charge. Unitholders may obtain a prospectus for such trusts from the Sponsor.

   RISK FACTORS. An investment in Units should be made with an understanding of certain risks, including, among other factors, the inability of the issuer or an insurer, if any, to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Bonds. See "The Trusts--Risk Factors".

THIS PROSPECTUS PART II MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY PART I. BOTH PARTS OF THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

   An Information Supplement has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling (800) 856-8487 or is available along with other related materials at the SEC's Internet site
   (http://www.sec.gov). This Prospectus incorporates by reference the entire
                            Information Supplement.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE TRUSTS
--------------------------------------------------------------------------------

    THE FUND. This series of the Insured Municipals Income Trust or the Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust (the "Fund"), consists of the underlying separate unit investment trusts described in Prospectus Part I. The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the date of Prospectus Part I (the "Date of Deposit") among Van Kampen American Capital Distributors, Inc., as Sponsor, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., as Evaluator, and The Bank of New York, as Trustee.

    The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax purposes under existing law. All issuers of Bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the Bond issuers, the interest earned on the Bonds is exempt to the extent indicated in Prospectus
Part I from state and local taxes. Further, in the opinion of bond counsel to the respective issuers, the interest income of each Bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. With the exception of New York and Pennsylvania Trusts, Units of a State Trust may be purchased only by residents of the state for which the Trust is named. Units of a New York Trust may be purchased by residents of New York, Connecticut and Florida. Units of a Pennsylvania Trust may be purchased by residents of Pennsylvania, Connecticut, Florida, Maryland, New York, Ohio and West Virginia. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts".

    On the Date of Deposit, the Sponsor deposited with the Trustee the aggregate principal amount of Bonds indicated in the "Summary of Essential Financial Information" in Prospectus Part I. The Bonds initially consist of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the Bonds, delivered to the Sponsor evidence of ownership of the number of Units indicated under "Summary of Essential Financial Information" in Prospectus Part I.

    The portfolio of any IM-IT, IM-IT Discount, U.S. Territorial IM-IT, Long-Term State or National Quality Trust consists of Bonds maturing approximately 15 to 40 years from the Date of Deposit. The approximate range of maturities from the Date of Deposit for Bonds in any IM-IT Limited Maturity Trust, IM-IT Intermediate Trust, State Intermediate Laddered Maturity Trust and IM-IT Short Intermediate Trust is 12 to 15 years, 5 to 15 years, 5 to 10 years and 3 to 7 years, respectively. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the Bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise between the fifth and tenth years of the Trust. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the Bonds which matured.

    Each Unit initially offered represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

    OBJECTIVES AND BOND SELECTION. The objectives of the Fund are income exempt from Federal income taxation and, in the case of a State Trust, Federal and state income taxation and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the Bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. The Fund may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained from a municipal bond insurance company. For information relating to insurance on the Bonds, see "Insurance on the Bonds in the Insured Trusts". In addition, these bonds are often not available in small amounts.

    In selecting Bonds for the Trusts, the Sponsor considered the following factors, among others: (a) either the Standard & Poor's rating of the Bonds was not less than "BBB-" for Insured Trusts and "A-" for Quality Trusts, or the Moody's Investors Service, Inc. ("Moody's") rating of the Bonds was not less than "Baa" for Insured Trusts and "A" for the Quality Trusts, including provisional or conditional ratings, respectively, (or, if not rated, the Bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt bonds that were so rated as to be acceptable for acquisition by the Fund in the opinion of the Sponsor), (b) the prices of the Bonds relative to other bonds of comparable quality and maturity, (c) the diversification of Bonds as to purpose of issue and location of issuer and (d) with respect to the Insured Trusts, the availability and cost of insurance. After the Date of Deposit, a Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a Bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond (see "Fund Administration--Portfolio Administration").

    RISK FACTORS. The Trusts include certain types of bonds as described on the cover of Prospectus Part I. An investment in Units should be made with an understanding of the characteristics of and risks associated with such bonds. The following is a brief summary of certain of these risks. Additional information is included in Prospectus Part I and in the Information Supplement. See "Additional Information". Neither the Sponsor nor the Trustee are liable for any default, failure or defect in any of the Bonds.

    Certain of the Bonds may be general obligations of a governmental entity that are backed by the taxing power of the entity. All other Bonds are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds, both within a particular classification and between classifications, depending on numerous factors.

    Mortgage loan obligations may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. A substantial portion of these bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on mortgage revenue bonds.

    Health care revenue bonds have ratings issued for health care facilities that are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates and legislation establishing state rate-setting agencies.

    Public utility bond issuers sell wholesale and retail electric power and gas. General problems of these issuers include difficulty in financing large construction programs in an inflationary period, costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, difficulty in obtaining fuel at reasonable prices, the effect of energy conservation and government regulations.

    Water and/or sewerage revenue bonds are generally payable from user fees. The problems of these issuers include the ability to obtain rate increases, population decline resulting in decreased user fees, financing, environmental considerations, discovering fresh water and the impact of "no-growth" zoning ordinances.

    Industrial revenue bonds ("IRBs") have generally been issued under bond resolutions under which the revenues and receipts payable have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor which may be affected by such things as cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents, extensive competition and financial deterioration resulting from a corporate restructuring.

    Lease bonds are secured by lease payments of a governmental entity and are often in the form of certificates of participation. Although the lease bonds do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease bond is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease bond. However, certain lease bonds contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease bond could result in insufficient funds available for payment of the bonds secured thereby. Although "non-appropriation" lease bonds are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

    Education bond issuers govern the operation of schools, colleges and universities and revenues are derived mainly from ad valorem taxes or from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the financing of public education, a declining percentage of the population consisting of "college" age individuals, inability to raise tuitions and fees sufficiently and government legislation or regulations which may adversely affect the revenues or costs of the issuers.

    Transportation bonds are payable from revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. Airport operating income may be affected by the ability of the airlines to meet their obligations under use agreements. Payment on bonds related to other facilities may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

    Certain Bonds are payable from revenues derived from the operation of resource recovery facilities which are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of circumstances such as destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, and operating supplies or facilities, or other unavoidable changes adversely affecting the operation of a project.

    Certain Bonds may have been acquired at a market discount from par value at maturity. The interest rates on these bonds are lower than current market interest rates for newly issued bonds of comparable rating and type. Generally, if interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will increase, and if interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will decrease. The value of bonds purchased at a market discount will generally increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will generally decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status." Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

    Certain Bonds may be "original issue discount" bonds which were issued with interest rates less than rates offered by comparable bonds and were originally sold at a discount from their par value. These bonds may include "zero coupon" bonds which are described below. In a stable interest rate envronment, the market value of an original issue discount bond would tend to increase more slowly in the early years and in greater increments as the bond approached maturity. These bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus some premium, if applicable. Under these call provisions, these bonds may be called prior to maturity at a price less than par value. See "Federal Tax Status" for a discussion of the tax consequenses of owning these bonds.

    Certain Bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning these bonds is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of the bond. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest income at a rate as high as the implicit yield on the discount bond, but at the same time eliminates the ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are bonds of comparable quality which pay interest.

    Certain Bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. The delivery of these Bonds may be delayed or may not occur. Interest on these Bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. To the extent any Bonds are actually delivered to a Trust after the expected dates of delivery, Unitholders who purchase their Units prior to the actual delivery date would be required to adjust their tax basis in their Units for a portion of the interest accruing on those Bonds during the interval between their purchase of Units and the actual delivery of the Bonds. As a result of any adjustment, the Estimated Current Return during the first year would be slightly lower than stated herein. Unitholders will be "at risk" with respect to all Bonds (i.e., may derive either gain or loss from fluctuations in the value of the Bonds) from the date they order Units.

    Certain Bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the bond price is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions generally will result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units. See "Portfolio" in Prospectus Part I for a list of the sinking fund and call provisions, if any, with respect to the Bonds. The Sponsor is unable to predict all of the circumstances which may result in redemption of a Bond.

    To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to the Bonds. Such litigation may affect the validity of the Bonds or the tax-free nature of interest payments. While the outcome of litigation can never be predicted, the Fund has received or will receive opinions of bond counsel to the issuers of each Bond on the date of issuance to the effect that the Bonds have been validly issued and interest payments are exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

    Like other investment companies, financial and business organizations and individuals around the world, the Trusts could be adversely affected if the computer systems used by the Sponsor, Evaluator or Trustee or other service providers to the Trusts do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." While the Sponsor, Evaluator and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trusts. The Year 2000 Problem may impact certain issuers of the Bonds to varying degrees, however, the Sponsor is unable to predict what impact, if any, the Year 2000 Problem will have on any issuer.

ESTIMATED CURRENT AND LONG-TERM RETURNS
--------------------------------------------------------------------------------

    The Estimated Current Returns and the Estimated Long-Term Returns as of the Date of Deposit are set forth on the cover of the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price will vary with changes in the price of the Bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

    In order to acquire certain Bonds, it may be necessary for the Sponsor or Trustee to pay amounts covering accrued interest on the Bonds which exceed the amounts which will be made available through cash furnished by the Sponsor on the Date of Deposit. This cash may exceed the interest which would accrue to the First Settlement Date. The Trustee has agreed to pay for any amounts necessary to cover any excess and will be reimbursed when funds become available from interest payments on the related Bonds. Also, since interest on any "when, as and if issued" Bonds does not begin accruing as tax-exempt interest income to the benefit of Unitholders until the date of delivery, the Trustee may reduce its fee and pay Trust expenses in order to maintain or approach the same estimated net annual interest income during the first year of the Trust's operations as described under "Summary of Essential Financial Information" in Prospectus Part I.

PUBLIC OFFERING
--------------------------------------------------------------------------------

    GENERAL. Units are offered at the Public Offering Price. During the initial offering period the Public Offering Price is based on the aggregate offering price of the Bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. After the initial public offering period, the secondary market public offering price is based on the bid prices of the Bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The minimum purchase in the primary and secondary market is one Unit.

    The initial offering period sales charges are as follows:

                                                                   INITIAL OFFERING PERIOD SALES CHARGE
                                                                               AS PERCENT OF
                                                                   ------------------------------------
                                                                   PUBLIC OFFERING       OFFERING PRICE
  TRUST                                                                  PRICE              OF BONDS
 ------------------------------------------------------------------------------------------------------
  IM-IT, U.S. Territorial IM-IT, Long-Term State and National
    Quality Trusts                                                       4.900%               5.152%
  IM-IT Limited Maturity Trusts                                          4.300                4.493
  IM-IT Discount Trusts                                                  4.000                4.167
  IM-IT Intermediate Trusts                                              3.900                4.058
  State Intermediate Laddered Maturity Trusts                            3.000                3.093
  IM-IT Short Intermediate Trusts                                        2.000                2.041

    The sales charge applicable to quantity purchases during the initial offering period is reduced as follows:

                                                              SALES CHARGE REDUCTION PER UNIT
                                    -----------------------------------------------------------------------------------
                                        IM-IT, U.S.
                                    TERRITORIAL IM-IT,
                                      LONG-TERM STATE
        AGGREGATE NUMBER OF            AND NATIONAL              IM-IT SHORT             IM-IT
         UNITS PURCHASED*             QUALITY TRUSTS         INTERMEDIATE TRUST      DISCOUNT TRUST       OTHER TRUSTS
-----------------------------       --------------------    --------------------    ----------------      -------------
100-249 Units                       $               4.00    $               2.00    $           2.00      $        4.00
250-499 Units                       $               6.00    $               3.00    $           4.00      $        6.00
500-999 Units                       $              14.00    $               4.00    $           6.00      $        9.00
1,000 or more Units                 $              19.00    $               6.00    $           8.00      $       11.00
-----------------------------

    * The breakpoint sales charges are also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 per Unit and will be applied on whichever basis is more favorable to the investor. The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the Trusts' requirement that only whole Units be issued.

    The secondary market sales charge is computed as described in the following table based upon the estimated long-term return life of a Trust's portfolio:

 YEARS TO MATURITY    SALES CHARGE     YEARS TO MATURITY       SALES CHARGE   YEARS TO MATURITY      SALES CHARGE
 -----------------    ------------     -----------------       ------------   -----------------      ------------
         1                  1.010%            8                      3.627%         15                     5.042%
         2                  1.523             9                      4.167          16                     5.152
         3                  2.041            10                      4.384          17                     5.263
         4                  2.302            11                      4.603          18                     5.374
         5                  2.564            12                      4.712          19                     5.485
         6                  2.828            13                      4.822          20                     5.597
         7                  3.093            14                      4.932          21 to 30               5.708

    For purposes of computation of the estimated long-term return life, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or are subject to redemption at an earlier call date, in which case this call date will be deemed to be the maturity date; or
(b) the Bonds are subject to a "mandatory tender", in which case the mandatory tender will be deemed to be the maturity date. The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the Bonds. Expressed as a percent of the Public Offering Price, the sales charge on a Trust consisting entirely of Bonds with 15 years to maturity would be 4.80%. The sales charges in the table above do not apply to IM-IT Discount Trusts. The applicable secondary market sales charges for an IM-IT Discount Trust are set forth in the applicable Prospectus Part I.

    Any reduced sales charge is the responsibility of the selling Underwriter, broker, dealer or agent. The Sponsor will, however, increase the concession or agency commission for quantity purchases. The reduced sales charge structure in the initial offering period sales charge table above will apply on all purchases by the same person from any one Underwriter or dealer of units of Van Kampen American Capital-sponsored unit investment trusts which are being offered in the initial offering period (a) on any one day (the "Initial Purchase Date") or (b) on any day subsequent to the Initial Purchase Date, if (1) the units purchased are of a unit investment trust purchased on the Initial Purchase Date, and (2) the person purchasing the units purchased a sufficient amount of units on the Initial Purchase Date to qualify for a reduced sales charge on such date. In the event units of more than one trust are purchased on the Initial Purchase Date, the aggregate dollar amount of such purchases will be used to determine whether purchasers are eligible for a reduced sales charge. Such aggregate dollar amount will be divided by the public offering price per unit (on the day preceding the date of purchase) of each respective trust purchased to determine the total number of units which such amount could have purchased of each individual trust. Purchasers must then consult the applicable trust's prospectus to determine whether the total number of units which could have been purchased of a specific trust would have qualified for a reduced sales charge and, if so qualified, the amount of such reduction. Assuming a purchaser qualifies for a sales charge reduction or reductions, to determine the applicable sales charge reduction or reductions it is necessary to accumulate all purchases made on the Initial Purchase Date and all purchases made in accordance with (b) above. Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser ("immediate family members") will be deemed for the purposes of calculating the applicable sales charge to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing Units for one or more trust, estate or fiduciary accounts.

    Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons (collectively referred to herein as "related purchasers")) of Van Kampen American Capital Distributors, Inc. and its affiliates and Underwriters and their affiliates may purchase Units at the Public Offering Price less the applicable underwriting commission or less the applicable dealer concession in the absence of an underwriting commission. Employees, officers and directors (including related purchasers) of dealers and their affiliates and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.

    Purchasers of units of any two consecutive series of a Trust may aggregate purchases of units of such series for purposes of the sales charge reduction for quantity purchases, provided that at the time of the initial purchase of units such purchaser submitted a purchase order for at least 100 units that was partially unfulfilled due to a lack of units of such Trust series available for sale at such time. The sales charge reduction shall be applied to the subsequent purchase of units such that the aggregate sales charge reduction applicable to both purchases will equal the amount described in the initial offering period sales charge table above.

    Units may be purchased in the primary or secondary market at the Public Offering Price (for purchases which do not qualify for a sales charge reduction for quantity purchases) less the concession the Sponsor typically allows to brokers and dealers for purchases by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.

    OFFERING PRICE. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus
Part I in accordance with fluctuations in the prices of the Bonds. The price of Units on the Date of Deposit was determined by adding the applicable sales charge to the aggregate offering price of the Bonds and dividing the sum by the number of Units outstanding. This price determination was made on the basis of an evaluation of the Bonds prepared by Interactive Data Corporation, a firm regularly engaged in the business of evaluating, quoting or appraising comparable securities. During the initial offering period, the Evaluator will value the Bonds as of the Evaluation Time on days the New York Stock Exchange is open for business and will adjust the Public Offering Price of Units accordingly. This Public Offering Price will be effective for all orders received at or prior to the Evaluation Time on each such day. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading. Orders received by the Trustee, Sponsor or any Underwriter for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the Bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of Bonds may be expected to average approximately 0.5%-1% more than the bid price.

    The aggregate price of the Bonds is determined on the basis of bid prices or offering prices, as is appropriate, (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the Bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the Bonds will generally fluctuate with changes in market interest rates. Unless Bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.

    The Evaluator will consider in its evaluation of Bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this Prospectus.

    A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

    ACCRUED INTEREST. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. In an effort to reduce the accrued interest which would have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

    UNIT DISTRIBUTION. Units will be distributed to the public by Underwriters, broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units during the initial offering period for any single transaction as described in the following table, provided that the Units are acquired from the Sponsor.

                                            IM-IT, U.S.
                                            TERRITORIAL
                                           IM-IT, LONG-                                              IM-IT                STATE
                              IM-IT      TERM STATE AND     IM-IT SHORT             IM-IT          LIMITED         INTERMEDIATE
                           DISCOUNT            NATIONAL    INTERMEDIATE      INTERMEDIATE         MATURITY             LADDERED
                              TRUST      QUALITY TRUSTS           TRUST             TRUST            TRUST       MATURITY TRUST
                        -----------      --------------    ------------       -----------      -----------       --------------
  1 - 99 Units          $     18.00         $     30.00     $     10.00       $     25.00      $     27.00       $        20.00
  100 - 249 Units       $     19.00         $     32.00     $     11.00       $     28.00      $     30.00       $        21.00
  250 - 499 Units       $     20.00         $     34.00     $     11.00       $     27.00      $     30.00       $        21.00
  500 - 999 Units       $     20.00         $     35.00     $     12.00       $     30.00      $     32.00       $        23.00
  1,000 - 1,499 Units   $     20.00         $     34.00     $     12.00       $     29.00      $     29.00       $        22.00
  1,500 or more Units   $     20.00         $     34.00     $     12.00       $     29.00      $     29.00       $        22.00

    The increased concession or agency commission is a result of the discount given to purchasers for quantity purchases. See "Public Offering--General". In addition to the concessions and agency commissions described in the table, volume concessions or agency commissions of an additional $5.00 per Unit of an IM-IT, a U.S. Territorial IM-IT, a Long-Term State or a National Quality Trust and $2.00 per Unit of all other Trusts will be given to any broker/dealer or agent (other than Underwriters) who purchases from the Sponsor at least 250 Units of such Trust during the initial offering period. These additional concessions will be allowed at the time of purchase, provided, however, the additional concession applicable to initial purchases totaling less than 250 Units will be paid retroactively at the end of the initial offering period. The breakpoint concessions or agency commissions are also applied on a dollar basis utilizing a breakpoint equivalent of $1,000 per Unit and will be applied on whichever basis is more favorable to the distributor. The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. For secondary market transactions, the concession or agency commission will amount to 70% of the applicable sales charge. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

    SPONSOR AND UNDERWRITER COMPENSATION. The Underwriters will receive a gross sales commission equal to the sales charge applicable to the transaction involved. "Public Offering--General". The Sponsor will receive from the Underwriters the excess of this gross sales commission over the amounts set forth in the following table, as of the Date of Deposit. For a list of the Underwriters that have purchased Units from the Sponsor, see "Underwriting" in Prospectus Part I.

                                               IM-IT, U.S.
                                               TERRITORIAL
                                              IM-IT, LONG-                                           IM-IT                STATE
                              IM-IT         TERM STATE AND   IM-IT SHORT            IM-IT          LIMITED         INTERMEDIATE
                           DISCOUNT               NATIONAL  INTERMEDIATE     INTERMEDIATE         MATURITY             LADDERED
                              TRUST         QUALITY TRUSTS         TRUST            TRUST            TRUST       MATURITY TRUST
                        -----------         --------------  ------------      -----------      -----------       --------------
  1 - 99 Units          $     20.00         $     35.00     $     12.00       $     27.00      $     29.00       $        22.00
  100 - 249 Units       $     21.00         $     37.00     $     13.00       $     30.00      $     32.00       $        23.00
  250 - 499 Units       $     22.00         $     39.00     $     13.50       $     29.50      $     32.00       $        23.00
  500 - 999 Units       $     22.00         $     40.00     $     14.00       $     32.50      $     34.50       $        25.00
  1,000 - 1,499 Units   $     22.00         $     39.00     $     14.00       $     31.00      $     31.00       $        24.00
  1,500 or more Units   $     22.00         $     39.00     $     14.00       $     31.00      $     31.00       $        24.00

    A. G. Edwards & Sons, Inc. which acts as a Managing Underwriter of Units of the various series of the IM-IT or National Quality Trust, will receive from the Sponsor reimbursement for certain costs and further compensation in the amount of $5.00 for each Unit of the IM-IT or National Quality Trust it underwrites. In addition, the Sponsor will receive from the Managing Underwriters of any National Quality, (who underwrite 15% of the Trust involved or 1,000 Units of such Trust, whichever is greater) the excess of such gross sales commission over $38.00 per Unit of any such Trust, as of the Date of Deposit. Also, any such Managing Underwriter that sells a total of 25% or 1,500 Units, whichever is greater, of any individual series of such Trusts will receive an additional $2.00 per each such Unit. In connection with quantity sales to purchasers of any Pennsylvania IM-IT Trust the Underwriters will receive from the Sponsor commissions totalling $35.00 per Unit for any single transaction of 100 to 249 Units, $36.00 per Unit for any single transaction of 250 to 499 units, $37.00 per Unit for any single transaction of 500 to 999 Units and $38.00 per Unit for any single transaction of 1,000 or more Units. In addition, any Underwriter that sells a total of 25% or 1,500 Units, whichever is greater, of any Pennsylvania IM-IT Trust will receive an additional $2.00 per each such Unit. In addition, the Sponsor has entered into agreements with Advest, Inc. ("Advest") and Gruntal & Co., Inc. ("Gruntal") whereby Advest and Gruntal will receive an additional $2.00 per Unit in connection with a minimum commitment of 1,500 Units of any New York IM-IT Trust. In addition, the Sponsor and J. J. B. Hilliard, W. L. Lyons, Inc. ("Hilliard, Lyons") have entered into an agreement under which Hilliard, Lyons may receive an additional $2.00 for each Unit of the Kentucky Quality Trust which it underwrites, provided it underwrites a minimum of 400 Units of such Trust. Further, each Underwriter who underwrites 1,000 or more Units in any Trust will receive additional compensation from the Sponsor of $1.00 for each Unit it underwrites. The breakpoints listed herein will also be applied on a dollar basis utilizing a breakpoint equivalent of $1,000 per Unit and will be applied on whichever basis is more favorable to the Underwriter.

    In addition, the Sponsor and certain Underwriters will realize a profit or loss, as a result of the difference between the price paid for the Bonds by the Sponsor and the cost of the Bonds to a Trust. See "Portfolio" and "Notes to Portfolio" in Prospectus Part I. Underwriters may also realize profits or losses with respect to Bonds which were acquired by the Sponsor from underwriting syndicates of which they were members. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the Bonds in the Trusts were acquired. Underwriters may further realize profit or loss during the initial offering period as a result of possible fluctuations in the market value of the Bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Underwriters. Affiliates of an Underwriter are entitled to the same dealer concessions or agency commissions that are available to the Underwriter. In addition to any other benefits Underwriters may realize from the sale of Units, the Sponsor will share on a pro rata basis among senior Underwriters (those who underwrite at least 250 Units) 50% of any gain (less deductions for accrued interest and certain costs) represented by the difference between the cost of the Bonds to the Sponsor and the evaluation of the Bonds on the Date of Deposit. The Sponsor and certain of the other Underwriters will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

    Underwriters and broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to Underwriters that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding Underwriter travel costs. Each Underwriter is invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.

    MARKET FOR UNITS. Although not obligated to do so, the Sponsor intends to, and certain of the other Underwriters may, maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the Bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor and/or the Underwriters may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
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    DISTRIBUTIONS OF INTEREST AND PRINCIPAL. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless a Unitholder elects to receive semi-annual distributions. The amount and time of the first distribution is described in Prospectus Part I under "Summary of Essential Financial Information". The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election of the prior owner. Unitholders may change their distribution plan by indicating the change on a card which may be obtained from the Trustee and return the card to the Trustee with their certificates and other documentation required by the Trustee. Certificates should be sent by registered or certified mail to avoid their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective on the first day after the next semi-annual record date and will remain effective until changed.

    Interest received by a Trust, including that part of the proceeds of any disposition of Bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

    Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

    REINVESTMENT OPTION. Unitholders may elect to have distributions on their Units automatically reinvested in shares of certain Van Kampen American Capital or Morgan Stanley mutual funds which are registered in the Unitholder's state of residence (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives that differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes its investment policies and the procedures to follow to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

    After becoming a participant in a reinvestment plan, each Trust distribution will automatically be applied on the applicable distribution date to purchase shares of the applicable Reinvestment Fund at a net asset value computed on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value. Confirmations of all reinvestments will be mailed to the Unitholder by the Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing at least five days before the next distribution date. Each Reinvestment Fund, its sponsor and investment adviser have the right to terminate its reinvestment plan at any time. Unitholders of New York Trusts who are New York residents may elect to have distributions reinvested in shares of First Investors New York Insured Tax Free Fund, Inc. subject to a sales charge of $1.50 per $100 reinvested (paid to First Investors Management Company, Inc.).

    REDEMPTION OF UNITS. A Unitholder may redeem all or a portion of his Units by tender to the Trustee, at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price.

    Under Internal Revenue Service regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

    The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the Bonds based on the bid prices of the Bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the Bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the Bonds in an Insured Trust unless the Bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

    The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the Bonds represented by the Units redeemed. The Trustee may sell Bonds to cover redemptions. When Bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

    The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

    CERTIFICATES. Ownership of Units is evidenced by certificates unless a Unitholder makes a written request to the Trustee that ownership be in book entry form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

    REPORTS PROVIDED. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by independent certified public accountants and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the Bonds, actual Trust distributions, Trust expenses, a list of the Bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the Bonds upon request.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
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    Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the Bonds in each Insured Trust. An insurance policy obtained by an Insured Trust, if any, is non-cancellable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the Bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the Bonds or the Sponsor and any policy is non-cancellable and will continue in force so long as the Bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" and the notes thereto in Prospectus Part I. The Portfolio Insurers are either AMBAC Assurance Corporation or Financial Guaranty Insurance Company. More detailed information regarding insurance on the Bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

    The portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the Bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the Bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the Bond plus accrued interest to the date of payment and thereby retire the Bond from the Trust prior to the Bond's stated maturity date. The insurance does not guarantee the market value of the Bonds or the value of the Units. The Trustee, upon the sale of a Bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the Bond (i.e., insurance to maturity of the Bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the Bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the Bonds were sold on an uninsured basis.

    The following summary information relating to the listed insurance companies has been obtained from publicly available information:

                                                     FINANCIAL INFORMATION (IN MILLIONS OF DOLLARS)
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                                                          ADMITTED              POLICYHOLDERS'
NAME                                                       ASSETS                  SURPLUS
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AMBAC Assurance Corporation (at 6/30/97)                  $  2,736                $   1,548
Capital Markets Assurance Corporation (at 9/30/97)             351                      192
Financial Guaranty Insurance Company (at 9/30/97)            2,531                    1,247
Financial Security Assurance, Inc. (at 9/30/97)              1,404                      517
MBIA Insurance Corporation (at 9/30/97)                      5,100                    1,700

    Because the Bonds are insured by Portfolio Insurers or Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to the Units of each Insured Trust its "AAA" investment rating. This rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Ratings" in the Information Supplement. This rating should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of the Trust or of the Units.

    Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FUND ADMINISTRATION
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    SPONSOR. Van Kampen American Capital Distributors, Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD").

    MSDWD is a global financial services firm with a market capitalization of more than $21 billion, which was created by the merger of Morgan Stanley Group Inc. with Dean Witter, Discover & Co. on May 31, 1997. MSDWD, together with various of its directly and indirectly owned subsidiaries, is engaged in a wide range of financial services through three primary businesses: securities, asset management and credit services. These principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; global custody, securities clearance services and securities lending; and credit card services. As of June 2, 1997, MSDWD, together with its affiliated investment advisory companies, had approximately $270 billion of assets under management, supervision or fiduciary advice.

    Van Kampen American Capital Distributors, Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713) 993-0500. It maintains a branch office in Philadelphia and has regional representatives in Atlanta, Dallas, Los Angeles, New York, San Francisco, Seattle and Tampa. As of November 30, 1996, the total stockholders' equity of Van Kampen American Capital Distributors, Inc. was $129,451,000 (unaudited). (This paragraph relates only to the Sponsor and not to the Fund or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

    As of March 31, 1997, the Sponsor and its Van Kampen American Capital affiliates managed or supervised approximately $58.45 billion of investment products, of which over $10.85 billion is invested in municipal bonds. The Sponsor and its Van Kampen American Capital affiliates managed $47 billion of assets, consisting of $29.23 billion for 59 open-end mutual funds (of which 46 are distributed by Van Kampen American Capital Distributors, Inc.) $13.4 billion for 37 closed-end funds and $4.97 billion for 106 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. All of Van Kampen American Capital's open-end funds, closed-ended funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R) or the IM-IT(R) trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.

    If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, (ii) terminate the Trust Agreement and liquidate the Fund as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

    TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone
(800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

    PORTFOLIO ADMINISTRATION. The Trusts are not managed funds and, except as provided in the Trust Agreement, Bonds generally will not be sold or replaced. The Sponsor may, however, direct that Bonds be sold in certain limited situations to protect to the Trust based on advice from the Evaluator. These situations may include default in interest or principal payments on the Bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell Bonds designated by the Evaluator for purposes of redeeming Units or payment of expenses. The Evaluator will consider a variety of factors in designating Bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the Bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which Bonds may be sold or replaced. See "Additional Information".

    REPLACEMENT BONDS. No assurance can be given that a Trust will retain its present size or composition because Bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any Bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

    AMENDMENT OF TRUST AGREEMENT. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of Bonds in addition to or in substitution for any of the Bonds initially deposited in the Trust, except for the substitution of certain refunding Bonds. The Trustee will notify Unitholders of any amendment.

    TERMINATION OF TRUST AGREEMENT. A Trust will terminate upon the redemption, sale or other disposition of the last Bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding or by the Trustee when the value of the Trust is less than 20% of the original principal amount of Bonds. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining Bonds. The sale of Bonds upon termination may result in a lower amount than might otherwise be realized if sale were not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

    LIMITATION ON LIABILITIES. The Sponsor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the Bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
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    At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located from state income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor nor Chapman and Cutler have made any review of the Trust proceedings relating to the issuance of the Bonds or of the basis of such opinions. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable. Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unitholder is includible in gross income for Federal income tax purposes and may be includible in gross income for state tax purposes. Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded for Federal income tax purposes.

    In the opinion of Chapman and Cutler, counsel for the Sponsor, under existing law as of the date of this Prospectus:

   (1) Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status for Federal income tax purposes, when received by a Trust and when distributed to Unitholders; however such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below;

   (2) Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by a Unit. Legislative proposals have been made that would treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain as constructive sales for purposes of recognition of gain (but not loss). Unitholders should consult their own tax advisors with regard to any such constructive sale rules. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. It should be noted that certain legislative proposals have been made which could affect the calculation of basis for Unitholders holding securities that are substantially identical to the Bonds. Unitholders should consult their own tax advisors with regard to the calculation of basis. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount less than or equal to his original cost;

   (3) Any proceeds paid under an insurance policy or policies dated the Date of Deposit, issued to an Insured Trust with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations; and

   (4) Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been excludable if paid in the normal course by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

    Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unitholder acquires his Units and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.

         "The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

    In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depends upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax exempt interest, including interest on all of the Bonds in the Fund. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced which would extend the Superfund Tax. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

    Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Legislative proposals have been made that would extend the financial institution rules to all corporations. Investors with questions regarding these issues should consult their tax advisers.

    In the case of certain of the Bonds in the Fund, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludible from Federal gross income, although interest on such Bonds received by others would be excludible from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

    In the opinion of special counsel to the Fund for New York tax matters, under existing law, the Fund and each Trust are not associations taxable as corporations and the income of each Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

    All statements of law in the Prospectus concerning exclusion from gross income for Federal, state or other tax purposes are the opinions of counsel and are to be so construed.

    At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

    In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35%, effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains (which are defined as net long-term capital gain over net short-term capital loss for a taxable year) are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year. For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund Tax for corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1996 is included as an item of tax preference. Except as otherwise noted in Prospectus Part I, the Trusts do not include any such private activity bonds issued on or after that date.

    Section 86 of the Code provides that 50% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount". The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

    In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

    Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

    Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.

    For a discussion of the state tax status of income earned on Units of a Trust and recent changes in Federal tax law, see Prospectus Part I. Except as noted therein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

EXPENSES
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    The Sponsor will not receive any fees in connection with its activities relating to the Fund. However, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., which is an affiliate of the Sponsor, will receive the annual supervisory fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing portfolio supervisory services for the Fund. In addition, the Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. These fees may exceed the actual costs of providing these services for a Trust but the total amount received by the Evaluator for providing these services to all Van Kampen American Capital unit investment trusts will not exceed the total cost of providing the services in any calendar year. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of Bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter.

    Premiums for any portfolio insurance are obligations of each Insured
Trust and are payable monthly by the Trustee on behalf of the Trust. As Bonds in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related Bonds.

    The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Fund without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the Bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell Bonds to pay such amounts.

    On or before the twenty-fifth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Fund. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Fund. Amounts so withdrawn shall not be considered a part of the Fund's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Fund, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Fund.

ADDITIONAL INFORMATION
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    This Prospectus does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC. The Information Supplement, which has been filed with the SEC, includes more detailed information concerning the Bonds, investment risks and general information about the Fund. This Prospectus incorporates by reference the entire Information Supplement. The Information Supplement may be obtained by contacting the Trustee or is available along with other related materials at the SEC's Internet site (http://www.sec.gov).

OTHER MATTERS
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    LEGAL MATTERS. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn has acted as counsel to the Trustee and Special counsel to the Fund for New York tax matters. Special counsel to the Fund for certain state tax matters are named under "Tax Status" appearing in Prospectus Part I.

    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. The statement of condition and the related portfolio at the Date of Deposit included in Prospectus Part I have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

                                TABLE OF CONTENTS
                  TITLE                                    PAGE
          The Trusts                                         2
             The Fund                                        2
             Objectives and Bond Selection                   2
             Risk Factors                                    3
          Estimated Current and Long-Term Returns            5
          Public Offering                                    6
             General                                         6
             Offering Price                                  7
             Accrued Interest                                8
             Unit Distribution                               8
             Sponsor and Underwriter Compensation            9
             Market for Units                               10
          Rights of Unitholders                             11
             Distributions of Interest and Principal        11
             Reinvestment Option                            11
             Redemption of Units                            11
             Certificates                                   12
             Reports Provided                               12
          Insurance on the Bonds in the Insured Trusts      13
          Fund Administration                               14
             Sponsor                                        14
             Trustee                                        14
             Portfolio Administration                       14
             Replacement Bonds                              15
             Amendment of Trust Agreement                   15
             Termination of Trust Agreement                 15
             Limitation on Liabilities                      15
          Federal Tax Status                                16
          Expenses                                          18
          Additional Information                            19
          Other Matters                                     19
             Legal Matters                                  19
             Independent Certified Public Accountants       19

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   No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Fund, the Sponsor or the Underwriters. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

   This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                               PROSPECTUS PART II

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                                  FEBRUARY 1998

              INSURED MUNICIPALS INCOME TRUST, INSURED MULTI-SERIES

                                       AND

                         INSURED MUNICIPALS INCOME TRUST
             AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES

          ------ A Wealth of Knowledge o Knowledge of Wealth(sm) ------
                           VAN KAMPEN AMERICAN CAPITAL

                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

                             2800 Post Oak Boulevard
                              Houston, Texas 77056